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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 11, 2005


                        SUPERCONDUCTIVE COMPONENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Ohio                          0-31641                         31-0121318
-----------------            ---------------------               --------------
(STATE OR OTHER              (COMMISSION FILE NO.)                (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION OR                                                     NUMBER)
 ORGANIZATION)


                               2839 Charter Street
                              Columbus, Ohio 43228
                                 (614) 486-0261
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 11, 2005, Superconductive Components, Inc. (the "Company") approved an Executive Bonus Plan (the "Plan") under which Daniel Rooney, Chairman, President, and Chief Executive Officer of the Company, is eligible to participate. Under the Plan, Mr. Rooney may receive a cash bonus of up to $15,000 upon achieving certain revenue and net income targets in the third quarter of 2005, fourth quarter of 2005, and fiscal year 2005. The material terms of the Plan are attached as Exhibit 10 to this Current Report on Form 8-K and are incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (C) EXHIBITS.

             Exhibit No.                     Description

                 10 Description of the Material Terms of the Superconductive Components, Inc. 2005 Executive Bonus Plan.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUPERCONDUCTIVE COMPONENTS, INC.


Date: July 15, 2005                   By: /s/ Daniel Rooney
                                         -----------------------------
                                         Daniel Rooney
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                        Description

   10 * Description of the Material Terms of the Superconductive Components, Inc. 2005 Executive Bonus Plan.

-------------------
* Filed with this report.